UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 12, 2010
infoGROUP Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34298 (Commission File Number)	47-0751545 (IRS Employer Identification No.)
5711 South 86th Circle
Omaha, Nebraska 68127
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (402) 593-4500
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On April 12, 2010, infoGROUP Inc. (the Company) will circulate a memorandum among its employees concerning matters relating to the previously announced proposed acquisition of the Company by affiliates of CCMP Capital Advisors, LLC. A copy of the memorandum, filed with this report as Exhibit 99.1, is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
          (d)       Exhibits.
          99.1       Employee Memorandum dated April 12, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

infoGROUP Inc.
Date: April 12, 2010	By:	/s/ Thomas J. McCusker
		Name:	Thomas J. McCusker
		Title:	Secretary and Executive Vice President for Business Conduct and General Counsel

EXHIBIT INDEX

Exhibit	Description

99.1	Employee Memorandum dated April 12, 2010.